File No. 333-110037
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933


                                                                    June 1, 2009

                           Pioneer Growth Leaders Fund
        Supplement to the May 1, 2009 Class A, Class B and Class C Shares
                                   Prospectus


The reorganization of Pioneer Growth Leaders Fund into Pioneer Fundamental Growth Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed on or about August 28, 2009.

Effective June 15, 2009, Pioneer Growth Leaders Fund will not accept purchase requests to establish new accounts in the fund. In addition, it is expected that Pioneer Growth Leaders Fund will stop accepting requests to purchase additional shares one business day prior to the reorganization.

Additional information regarding the reorganization, including a prospectus for Pioneer Fundamental Growth Fund, will be mailed to shareholders of Pioneer Growth Leaders Fund prior to the reorganization.




                                                                   23199-00-0609
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC